Exhibit 99.1

Q2 2016 Investor Presentation

Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements contain words such as “anticipate,” “believe,” “can,” “would,” “should,” “could,” “may,” “predict,” “seek,” “potential,” “will,” “estimate,” “target,” “plan,” “project,” “continuing,” “ongoing,” “expect,” “intend” or similar expressions that relate to the Company’s strategy, plans or intentions. Forward-looking statements involve certain important risks, uncertainties and other factors, any of which could cause actual results to differ materially from those in such statements. Such factors include, without limitation, the “Risk Factors” referenced in our most recent Form 10-K filed with the Securities and Exchange Commission (SEC), other risks and uncertainties listed from time to time in our reports and documents filed with the SEC, and the following additional factors: ability to execute our business strategy; business and economic conditions; economic, market, operational, liquidity, credit and interest rate risks associated with the Company’s business; effects of any changes in trade, monetary and fiscal policies and laws; changes imposed by regulatory agencies to increase capital standards; effects of inflation, as well as interest rate, securities market and monetary supply fluctuations; changes in the economy or supply-demand imbalances affecting local real estate values; changes in consumer spending, borrowings and savings habits; the Company’s ability to identify potential candidates for, consummate, integrate and realize operating efficiencies from, acquisitions; the Company's ability to realize the anticipated benefits from converted core operating systems without significant change in client service or risk to the Company's control environment; the Company's dependence on information technology and telecommunications systems of third party service providers and the risk of systems failures, interruptions or breaches of security; the Company’s ability to achieve organic loan and deposit growth and the composition of such growth; changes in sources and uses of funds; increased competition in the financial services industry; the effect of changes in accounting policies and practices; the share price of the Company’s stock; the Company's ability to realize deferred tax assets or the need for a valuation allowance; continued consolidation in the financial services industry; ability to maintain or increase market share and control expenses; costs and effects of changes in laws and regulations and of other legal and regulatory developments; technological changes; the timely development and acceptance of new products and services; the Company’s continued ability to attract and maintain qualified personnel; ability to implement and/or improve operational management and other internal risk controls and processes and its reporting system and procedures; regulatory limitations on dividends from the Company’s bank subsidiary; changes in estimates of future loan reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; widespread natural and other disasters, dislocations, political instability, acts of war or terrorist activities, cyberattacks or international hostilities; impact of reputational risk; and success at managing the risks involved in the foregoing items. The Company can give no assurance that any goal or plan or expectation set forth in forward-looking statements can be achieved and readers are cautioned not to place undue reliance on such statements. The forward-looking statements are made as of the date of this presentation, and the Company does not intend, and assumes no obligation, to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events or circumstances, except as required by applicable law. Further Information This presentation should be read together with “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the consolidated financial statements and the related notes thereto included in our Form 10-K and quarterly reports. Non-GAAP Measures We consider the use of select non-GAAP financial measures and ratios to be useful for financial and operational decision making and useful in evaluating period-to-period comparisons. Please see the Appendix to this presentation and our Form 10-K and quarterly reports for a further description of our use of non-GAAP financial measures and a reconciliation of the differences from the most directly comparable GAAP financial measures.

Company Overview

A Foundation for Growth

Company Overview

- **Created meaningful scale and market share in attractive markets of Colorado and Kansas City MSA through failed/troubled bank acquisitions**
- **Revenue Growth**
  - **Successful loan growth strategies with 22.7% second quarter annualized loan growth**
  - **Record 2Q loan originations of $317 million**
  - **YoY transaction deposit growth of 5.3%**
- **Maintaining excellent credit quality in Non-Energy Portfolio**
  - **Non-energy portfolio annualized net charge-offs of just 2 basis points**
  - **Energy portfolio of $105 million has 14.8% in total reserves**
- **Profitability emerging on the path to 1% ROATA**
- **Opportunistic manager of capital**
  - **Successfully repurchased 45.7% of shares ($475 million) since early 2013 at a weighted average price of $19.87**
  - **Disciplined acquirer with future opportunities**

NBHC 2Q16 Snapshot

Stock Price/52-Week Range	$20.09 / $18.41-$23.55
Total Shareholder Return – TTM[1]	
- NBHC	(5.65)%
- KRX Index	(2.47)%
- SNL Bank & Thrift Index	(9.83)%
BV/Share	$20.79
TBV/Share[2]	$18.68
TBV/Share with Excess Accretable Yield[2,3]	$19.67
Market Cap	$576mm
Assets	$4.6bn
Loans	$2.7bn
Deposits	$3.8bn
Banking Centers	91
YTD ROAA / YTD ROATA[2]	0.20% / 0.28%
YTD ROATA before $15.0 million energy provision and $1.8 million gain on sale of building[2]	0.63%
Excess Capital (9% Tier 1 Leverage Ratio – Long-term target)	$110mm

Note: Market and share repurchase data through 03-August-2016; financial information as of and for the quarter ended 30-June-16.
1 TTM – Trailing Twelve Months through 03-August-16.
2 Please see the appendix for a reconciliation to this non-GAAP measure including the adjustments to the most directly comparable GAAP measure.
3 June 30, 2016 TBV / share + net present value (5% discount rate) of excess A-T accretable yield share. Excess A-T accretable yield defined as total accretable yield less 4.0% average loan yield on originations. This results in an additional $0.99 after-tax to our TBV. TBV also adjusted for the deferred tax liability related to tax deductible goodwill. Please refer to the appendix for a reconciliation of non-GAAP financial metrics.

4

National Bank Holdings Corporation

Strategic Execution Highlights

- Accelerated organic growth
  - Record loan originations driven by deeper market penetration
  - Relationship banking focused strategies
  - Expanded specialty banking and commercial teams
  - Loan growth covering $72 million (30%) decrease in acquired problem loans from prior year
- Expanded efficiency initiatives
  - Decreased non-interest expense 4.5% to $33.3 million on a linked quarter basis, driven by reductions in salaries & benefits and occupancy & equipment expense
  - Consolidated 16 banking centers & 32 retirement centers since inception through 2Q 2016, including the consolidation of 7 banking centers in 2Q 2016
- Managed capital opportunistically
  - Repurchased $475 million of shares at a weighted average price of $19.87
  - Completed Pine River Valley Bank acquisition, recognizing $1.0 million bargain purchase gain in 3Q 2015

Increasing Loan Originations

$972 million originations (TTM)[1]

2015: $967 million 2014: $869 million 2013: $714 million

Loan Growth

18% (YoY)

$482 million
Originated Loan Growth

DDA Growth

8% (YoY)

$64 million
Average DDA Growth

Low Net Charge-Offs

Actual 34 bps[2]

Excluding energy 6 bps[2]

Actual 10 bps (2015)

Buybacks

$475 million

46% Shares repurchased since early 2013 @ average price of $19.87

[1]TTM – Trailing Twelve Months through 30-June-16.
[2]YTD non 310-30 net charges annualized.

5

National Bank Holdings CORPORATION

NBHC Markets and Family of Brands

Attractive and Growing Markets


CO
Denver
70
25
KS
70
35
Kansas City
35
49
70
MO
TX
Dallas
Austin

Community Banks of Colorado
A division of NBH Bank, Member FDIC
Where common sense lives.

- 47 banking centers
- Ranks #5 in deposit market share in the state of Colorado for local banks
- Population: Front Range – 4.5 million
- Favorable demographics vs. national levels in:
  - Unemployment
  - Household Income
  - Population Growth
  - Income Growth
- Business Climate & Recognition
  - Denver #1 Best Places to Live (*U.S. News*)
  - #1 in Labor Supply (*Forbes*)
  - 2nd Strongest State Economy in the U.S. (*Business Insider*)
  - 4th Best State for Business (*CNBC*)

Hillcrest Bank
A division of NBH Bank, Member FDIC
Where common sense lives.

- 3 commercial banking locations in Texas
- Business Climate & Recognition
  - Dallas: #3 Fastest Growing City (*Forbes*)
  - Austin: #1 "2015 Best Large City to Live In" (*WalletHub*)

Bank Midwest
A division of NBH Bank, Member FDIC
Where common sense lives.

- 42 banking centers
- Ranks #5 in deposit market share in Kansas City MSA for local banks
- Population: Metro KC – 2.1 million
- Favorable demographics vs. national levels in:
  - Unemployment
  - Household Income
- Business Climate & Recognition
  - #2 Best City for Jobs (*CBS MoneyWatch*)
  - 4th "Hot Startup" City (*Entrepreneur Magazine*)
  - #15 on "50 Best Cities to Live" List (*Bloomberg*)
  - #2 "Top Five Cities with Up-and-Coming Downtown" (Fortune)

External source: SNL Financial. Deposit data as of 30-Jun-2016.

6

National Bank Holdings CORPORATION

Relationship banking model with a focus on the markets we serve Total loans grew 18% over prior year Originated loans grew 26% over prior year Acquired problem loans decreased 30% over prior year Total Loan Composition Total Loans New Loan Originations Organic Loan Growth Strategy is Accelerating Commercial Related 74% ($ in millions; totals in billions) 1Loans acquired from failed banks C & I 38% Energy 4% Agriculture 5% Own. Occ . 8% CRE 19% Resi 25% Consumer 1% $228 $482 $712 $785 $111 $250 $206 $232 $157 $182 $52 $67 $434 $714 $869 $967 $163 $317 FY12 FY13 FY14 FY15 1Q16 2Q16 Commercial Related Consumer Related ($ in millions) $158 $518 $1,083 $1,645 $2,180 $2,223 $2,393 $2,116 $1,315 $771 $517 $408 $369 $346 $2.3 $1.8 $1.9 $2.2 $2.6 $2.6 $2.7 4QE11 4QE12 4QE13 4QE14 4QE15 1QE16 2QE16 Originated Acquired¹

Loan Credit Quality ($2.7 Billion Outstanding) Consumer, 26.4% Non Owner-Occupied CRE, 19.3% Commercial & Industrial, 54.3%1 Portfolio Characteristics Low historical non 310-30 net charge offs – 2014: 0.06%, 2015: 0.12%, and 2016 YTD: Reported 0.34%/0.06% (excluding energy) Non-Energy loans have excellent credit metrics as demonstrated by a 0.44% non-performing loans to total loans ratio and classified non 310-30 non-energy loans to total loans of 1.3%. See page 9 for energy loan review Concentration policy limits ensure a diverse loan portfolio New Commercial loans originated YTD: Average funding of $1.2 million Average commitment, including unused, of $1.3 million Residential loans originated: Average FICO of 757 Average LTV of 73% Average funding per loan of $154k Top 25 originated relationships: Average funded balance of $18.0 million Average commitment of $23.2 million 1Includes owner-occupied CRE. 23% 12% 5% 1% 2% 1% 12% 1% 1% 2% 3% 3% 3% 3% 4% 4% 5% 1% 3% 3% 4% 4%

$105 Million Energy Portfolio Energy Portfolio Profile 3.8% of loans, 2.4% of earning assets, 20.1% of risk based capital Decreased $42.2 million or 28.7% from December 31, 2015 Three energy sector loans with balances of $25.8 million were on non-accrual at June 30, 2016 The allowance for loan losses is 14.8% of energy sector loan balances Energy Production – Loans to companies engaged in exploration and production Clients governed by borrowing base against proven reserves Average utilization of 29% against lines Energy Midstream – Loans to companies that engage in consolidation, storage and transportation of oil and gas Well capitalized, low leverage Take or pay contracts, sustainable cash flows Secured by plant and equipment Energy Services – Companies that provide products and services to oil/gas companies Asset-based lending structures Secured by accounts receivable, inventory, and equipment ($ in millions) 44% 40% 32% 26% 19% 16% 30% 41% 52% $176 $147 $105 YE14 YE15 2Q16 Energy Production Energy Services Energy Midstream

Credit Quality

($ in millions)

Attractive $169 Million 310-30 Loan Pools

Accretable Yield Reclassification Life-to-Date



$ 230.0
$ 23.9
$ 206.1
Inc. in Accretable Yield (Recog. Over Time)
Impairments (310-30 Provision)
Net Economic Impact

Strong Credit Quality on $2.6 Billion of Non 310-30 Loans[1]

Net Charge-offs, Annualized



.27%
.06%
.12%
.34%
.06%
.28%
YE13
YE14
YE15
YTD16
Charge Offs excl Energy
Energy Charge Offs

Allowance for Loan Losses



.80%
.90%
1.09%
.16%
.93%
1.55%
.56%
.99%
YE13
YE14
YE15
2QE16
Non Energy ALLL
Energy Related ALLL

[1]Does not include $4.2 million of purchase accounting marks

Provision for Loan Losses on Non 310-30 Loans

Change in Allowance



Net charge-offs, excluding Energy
Energy charge-offs
Energy Provision
Non Energy Provision
$1
$4
$(3)
$6
$7
$(1)
$9
$4
$8
$(3)
$14
$15
$3
$(3)
$(1)
FY13
FY14
FY15
YTD16

Provision for Loan Losses as a % of Non 310-30 Loans



Collectively Evaluated Energy
Specific Reserve Energy
Non Energy Provision
.32%
.36%
.51%
.09%
.42%
.70%
.01%
.58%
.11%
FY13
FY14
FY15
YTD16

Strong Asset Credit Quality

- **YTD net charge-offs for non 310-30 loans 34 basis points, annualized, or 6 basis points without energy loans, annualized.**
- **Allowance for loan losses as a percentage of non-310-30 increased to 1.55%, or 0.99% without the energy portfolio reserves.**
- **$15.0 million of the $17.9 million in the YTD16 provision driven by the energy portfolio coverage increasing to 14.8% of total energy loans.**

10

National Bank Holdings CORPORATION

Credit quality improving across majority of portfolio

($ in millions)

Non-performing Loans



1.73%
1.73%
0.57%
0.57%
0.99%
0.56%
1.74%
0.52%
1.37%
0.44%
$24.3
$10.8
$12.0
$13.6
$32.2
$12.9
$25.8
$11.6
YE13
YE14
YE15
1QE16
2QE16
Non-performing loans excl. Energy
Non-performing Energy loans
Non-performing loans excl. Energy as a % of Total loans excl. energy
Non-performing loans % of Total Loans

Non 310-30 Classified Loans



4.6%
4.6%
2.1%
1.6%
2.7%
2.1%
2.9%
1.4%
2.3%
1.3%
$64.7
$12.7
$27.2
$16.1
$49.4
$38.0
$30.9
$29.3
$30.7
YE13
YE14
YE15
1QE16
2QE16
Loans excluding Energy
Energy
Loans excl. Energy as a % of Non 310-30 Loans
% of Non 310-30 Loans

Non-performing Assets



4.73%
4.73%
1.83%
1.83%
1.81%
1.43%
2.56%
1.40%
2.23%
1.34%
$95.6
$40.8
$12.0
$35.4
$32.2
$34.8
$25.8
$35.8
YE13
YE14
YE15
1QE16
2QE16
Non-performing assets excl. Energy
Non-performing Energy assets
Non-performing loans excl. Energy as a % of Total loans/OREO excl. energy
Non-performing loans % of Total Loans/OREO

Credit Quality

- **Total non-310-30 non-performing loans make up 1.46% of total loans. Excluding energy sector, ratio falls to 0.47% and shows continued improving trend.**
- **Non-performing assets make up 2.23% of total loans/OREO. Excluding energy sector, ratio falls to 1.34%.**
- **Percent of classified loans to total non 310-30 loans excluding energy sector down nicely from 2.2% at YE15 to 1.3% at 2QE16.**

11

National Bank Holdings CORPORATION

Deposit Composition Strong Transaction Deposit Growth ($ in millions) Average Transaction Deposits & Repos1 Average Time Deposits1 Growing Low Cost Transaction Accounts 18% (24)% (6) bps YoY average transaction deposits increased $250.1 million, or 10.1%, driven by demand and other low-cost deposits, partially offset by lower client repurchase agreements YoY average deposits increased by $116.1 million as the focus on a client driven deposit base continues Mix of transaction deposits continues to improve Client deposits and client repurchase agreements comprised 97.5% of total liabilities 1Represents QTD deposit averages. Low Cost Deposits 0.41% 0.37% 0.36% 0.35% FY13 FY14 FY15 YTD16 $2,463 $2,500 $2,782 $2,914 $1,544 $1,376 $1,223 $1,181 28% 30% 33% 33% 33% 34% 36% 36% 39% 36% 31% 31% $3,838 $3,766 $3,841 $3,801 YE13 YE14 YE15 2QE16 Demand & NOW Savings & MM Time 69% Non - Time 61% Non - Time 64% Non - Time 69% Non - Time

Financial Overview

At June 30, 2016, loans totaled $2.7 billion and increased $146.5 million, or 22.7% annualized, on the strength of record originations of $316.9 million. Total loans at June 30, 2016 increased $410.0 million, or 17.6%, since June 30, 2015. Fully taxable equivalent net interest income totaled $35.8 million and decreased $3.2 million, primarily driven by $2.5 million lower 310-30 accretion income. Net charge-offs in the non 310-30 portfolio were 0.58%, annualized, of average non 310-30 loans during the second quarter, compared to 0.10%, annualized, in the prior quarter. Net charge-offs excluding non 310-30 energy sector loans were 0.02%, annualized, during the second quarter. Continued weakness in one previously impaired energy sector client drove a net increase of $4.3 million in the energy sector provision for loan losses, or a negative $0.10 per share, resulting in a total allowance for loan losses on energy sector loans of 14.8%. Total deposits averaged $4.0 billion and increased $161.9 million. Adjusting for a short-term money market deposit from one energy client, average deposits totaled $3.8 billion, consistent with prior quarter. Average demand deposits continued solid growth, adding $28.7 million, or 14.6%, annualized. Non-interest income totaled $10.5 million, increasing $2.6 million, driven primarily by a $1.8 million gain on the sale of a building, and a $0.4 million increase in service charges and bank card fees. Non-interest expense totaled $33.3 million, decreasing $1.6 million, due to lower salaries and benefits of $1.0 million and higher OREO gains of $1.2 million, partially offset by a net increase of $0.6 million in other expense categories due to timing of professional fees and marketing campaigns. Executed share buybacks during the second quarter of 555 thousand shares, or $11.0 million, and year-to-date through July 20th of 1.8 million shares, or $34.6 million at a weighted average price of $19.68. At June 30, 2016, common book value per share was $20.79, while tangible common book value per share was $18.68 and $19.67 after consideration of the excess accretable yield value of $0.99 per share. Note: Please refer to the appendix for a reconciliation of non-GAAP financial metrics. Second Quarter 2016 Results Summary

Underlying results show steady progress towards long-term profitability targets. Reaching revenue inflection point as originated loans are outpacing the impact of decreasing 20+% yielding ASC 310-30 acquired loans (2Q16 totaled $7.8 million of accretion income and decreased $4.0 million vs 2Q15) Expenses managed down every year; 2012 totaled $210 million, down to $158 million in 2015 with guidance to upper $130s in 2016 Noise from FDIC loss-share agreements terminated during Q4 2015 Building the Path to 1% ROATA ROATA1 GAAP and Adjusted1 Diluted EPS 1 Please see the Appendix for a reconciliation to this non-GAAP measure, including the adjustments to the most directly comparable GAAP measure. ROATA Pre-Tax Pre-Provision (PTPP) 1 1.31% 0.26% - 0.04% 0.36% 0.45% 0.56% 0.48% 0.58% 2Q15 4Q15 2Q16 ROATA Adjusted ROATA $(0.04) $0.11 $0.15 $0.16 $ 0.16 $0.21 2Q15 4Q15 2Q16 GAAP Diluted EPS Adjusted Diluted EPS 0.94% 0.71% 1.07% 2Q15 4Q15 2Q16 ROATA PTPP Adjusted ROATA PTPP 0.94% 1.22%

Net Interest Margin1 Emerging Profitability Net Interest Income1 Replacing High-Yielding Acquired Loans with Originations P&L Metrics ($ in millions) Q2 2016 fully taxable net interest income totaled $35.8 million, a $3.2 million decrease from prior quarter due to lower levels of higher yielding 310-30 accretion income and lower non 310-30 yields. Q2 fully taxable equivalent net interest margin decreased to 3.26% as a result of lower levels of 310-30 accretion income. NIM guidance of 3.35% to 3.45% for the last two quarters of 2016. Strong Yields on Loan Portfolio ¹ Presented on a fully taxable equivalent basis using the statutory rate of 35%. The tax equivalent adjustments included for FY13, FY14, FY15, 1Q16, and YTD16 were $0, $930, $2,695, $1,037, and $2,013 thousand, respectively. 3.81% 3.85% 3.60% 3.68% 3.26% FY13 FY14 FY15 1Q16 2Q16 12.35% 16.82% 19.90% 19.78% 5.50% 4.41% 4.11% 3.92% FY13 FY14 FY15 YTD16 310-30 Loans Non 310-30 Loans¹ $102.3 $110.3 $112.4 $28.7 $28.0 $76.7 $60.9 $47.3 $10.3 $7.8 $179.0 $171.2 $159.6 $39.0 $35.8 FY13 FY14 FY15 1QE16 2QE16 Traditional Net Interest Income 310-30 accretion income

1 12-month simulated net interest income impact using management projected balance sheet and an immediate parallel shift in the yield curve. Rate risk measures are adjusted to reflect less excess cash as a result of reducing excess capital to 9% leverage ratio. NBHC Balance Sheet Positioned to Benefit From Rising Rate Environment Net Interest Income Change1 Net Interest Income Sensitivity (2.60)% 4.01% 6.62% (2.79)% 4.19% 6.50% (4.0)% 0.0% 4.0% 8.0% -50 bps +100 bps +200bps % Change Interest Rate Shock 31-Mar-16 30-Jun-16

Non-Interest Income & Expense 1 Adjusted non-interest income excludes gain on sale of securities, FDIC indemnification asset amortization/ gain on termination of FDIC agreement, FDIC loss sharing income (expense), gain on previously charged-off acquired loans and OREO related write-ups, bargain purchase gain, and gain on sale of a building. Please refer to the appendix for a reconciliation of non-GAAP financial metrics. 2 Other expenses include: banking center consolidation charges, contract termination accrual, core system conversion-related expenses, acquisition-related expenses, severance expense and change in fair value of warrant liability. ($ in millions) Non-Interest Expense Reported and Adjusted Non-Interest Income1 $163 $151 $147 $74 $68 $17 $(2) $5 $(0.1) $4 $1 $6 $1 89.70% 85.35% 84.28% 91.29% 70.23% FY13 FY14 FY15 YTD15 YTD16 $2 $184.0 $150.0 $158.0 $77.1 $68.2 Other non - interest expense 2 Problem Asset Workout, net of OREO gains Non - Interest expense Efficiency ratio FTE $20.2 $(1.7) $21.4 $2.3 $18.4 $30.2 $30.3 $33.0 $16.1 14.4% 15.1% 17.4% 22.7% 18.6 % FY13 FY14 FY15 YTD15 YTD16 $16.6 Non - Interest income Adjusted NII Adj. NII Ratio

Conservative Investment Portfolio

($ in millions)

- 100% of portfolio AAA rated or U.S. agency backed[2]
- Stable duration of 2.9 years
- OCI fluctuations minimized by 27% of portfolio in Held-To-Maturity
- Investment portfolio in run-off mode since Q4-13; using cash flows to fund loan growth
- Mortgage backed security collateral is on average 3-5 years seasoned
- Low premium dollars

Investments by Asset Class[1] (2Q16)



1%
36%
4%
59%
Mortgage Backed Securities - Fixed Rate
Mortgage Backed Securities - ARMs
Collateralized Mortgage Obligations - Fixed Rate
Collateralized Mortgage Obligations - Floating Rate

Portfolio Summary[1]

	31-Dec 14	31-Dec 15	30-Jun 16
Book Value			
Available-for-Sale	$ 1,484	$1,168	$1,037
Held-to-Maturity	516	416	371
"Locked-in" Gains (HTM)	15	11	10
Total Book Value	$ 2,015	$1,596	$1,418
Available-for-Sale Unrealized Gains / (Losses)	(5)	(11)	9
Held-to-Maturity Unrealized Gains / (Losses)	4	1	7
Fair Market Value of Portfolio	$ 2,014	$1,586	$1,434
Portfolio Yield (Spot)	2.13%	2.15%	2.11%
Portfolio Duration	3.2	3.4	2.9
Weighted-Average Life	3.4	3.6	3.1

[1] *Excludes $27mm, $22mm, and $12mm of FHLB / FRB stock as of 31-Dec-14, 31-Dec-15, and 30-Jun-16, respectively.*
[2] *AAA rated by Moody's, AAA by Fitch, and AA+ by S&P; excludes $4.5mm in private placement municipal debt*

19

National Bank Holdings CORPORATION

Looking Ahead

Path to 1% ROATA Organic Earnings Potential 1Please refer to the appendix for a reconciliation of non-GAAP financial metrics. 2Represents 2Q16 annualized adjustment to ROATA for $4.3 million energy provision, offset by $1.8 million gain on sale of a building. Ramp-up of loan production Maintain low cost of funds Fee business initiatives Strong credit quality Reduce run rate expenses Reduction in work-out expenses Higher yielding acquired loans run-off Securities run-off reinvested into loans 0.45% QTD 2Q 2016¹ Organic Growth & Expense Mgmt. Non-Strategic Loans & Investment Securities Pro Forma Target ROATA of 1.00% 0.13% 2 0.58% 1

Fully Levered Targets Assets ~$6bn–$8bn Efficiency Ratio <60% ROATA ≥1.00% ROATCE 12%–14% Dividend Payout Ratio 25% Tier 1 Leverage 9% Key Financial Targets

Investment Highlights 1The most directly comparable GAAP measure is Return on Average Assets (ROAA). Please refer to the appendix for a reconciliation of non-GAAP financial metrics. 2 Trailing Twelve Months through 30-June-16. Successfully rebuilding failed/troubled banks with organic growth strategy: Trailing twelve months2 of loan originations of $972 million, goal of $1.0+ billion in 2016 Client driven deposit base of $3.8 billion Profitability emerging on the path to 1% ROATA YTD Adjusted ROATA of 0.63%1 YTD ROATA pre-tax pre-provision of 1.20%1 Single, scalable operating platform capable of handling future growth Demonstrated opportunistic manager of capital Expertise in mergers and acquisitions with future opportunities Experienced and respected management team and board of directors

Appendix

Head of Business Services at Regions Financial, where he also led the transformation of wholesale lines of business Senior management roles in small business, commercial banking, private banking, corporate marketing and change management, and Management Operating Committee member at Bank of America; also served as President, Bank of America, Florida Tim Laney Chairman, President & Chief Executive Officer (33 years in banking) Head of Business Services Credit at Regions Financial Senior roles in risk management, credit, commercial banking, global bank debt and corporate marketing at Bank of America Richard Newfield Chief Risk Management Officer (30 years in banking) Vice Chairman and Chief Operating Officer at F.N.B. Corporation Corporate strategic planning, line-of-business and geographic Chief Financial Officer roles at PNC Brian Lilly Chief Financial Officer & Chief of M&A and Strategy (35 years in banking) NBHC Management Team Partner with law firm Stinson Leonard Street LLP Executive Vice President, General Counsel and Secretary at Guaranty Bancorp Zsolt Bessko Chief Administrative Officer & General Counsel (20 years in legal and banking)

Title Past Experience Name Tim Laney Chairman, President and CEO Senior EVP and Head of Business Services of Regions Financial EVP and Management Operating Committee at Bank of America Ralph Clermont Lead Director / Chairman of the Audit and Risk Committee Managing Partner of the St. Louis office of KPMG LLP Robert Dean Director / Chairman of the Nominating and Governance Committee Senior Managing Director at Ernst & Young Corporate Finance LLC Co-Chair of Gibson, Dunn & Crutcher LLP’s banking practice Fred Joseph Director Banking and Securities Commissioner for the State of Colorado President of the North American Securities Administrators Association Micho Spring Director Chair of Global Corporate Practice of Weber Shandwick CEO of Boston Communications Company Burney Warren Director / Chairman of the Compensation Committee EVP and Director of Mergers and Acquisitions of BB&T President and Chief Executive Officer of First Federal Savings Bank Art Zeile Director CEO and Co-Founder of HOSTING, a pioneer in the cloud hosting space Member of the University of Delaware Cyber Security Initiative Advisory Council Accomplished Board of Directors

Our Markets are Attractive

Key Statistics by MSA

		U.S.	Denver, CO	Front Range	Kansas City, MO
Demographics	2016 Population (mm)	322.4	2.8	4.5	2.1
	Population CAGR ('16-'21E)	0.7 %	✓ 1.5 %	✓ 1.5 %	0.6 %
	2016 Median Household Inc.	$55.6K	✓ $66.7K	✓ $65.7K	✓ $59.0K
	Household Income Growth ('16-'21E) [1]	7.8 %	✓ 8.2 %	✓ 8.4 %	7.0 %
	# of Businesses (000s)	-	114.9	182.7	76.0
Economics	Unemployment Rate (May-16)	4.5 %	✓ 3.3 %	✓ 3.4 %	✓ 4.1 %
	2014 Real GDP per Capita	$52.5K	✓ $61.9K	✓ $58.1K	✓ $54.1K
	Real GDP Growth ('09-'14)	10.3 %	✓ 13.6 %	✓ 14.1 %	8.1 %
	Home Price Index 5yr Δ [2]	27.2 %	✓ 47.0 %	✓ 41.1 %	11.4 %
	Building Permit 5yr CAGR ('09-'14)	12.2 %	✓ 31.0 %	✓ 31.6 %	✓ 19.1 %
Banks	Branch Penetration (per 100k people)	28.7	✓ 23.2	✓ 24.2	33.8
	Top 3 Combined Deposit Market Share	55 % [3]	✓ 53%	✓ 53%	✓ 42%

✓ Equal or Better Than U.S. Average

Source: FHFA, SNL Financial, U.S. Census, U.S. Bureau of Economic Analysis.
Note: "Front Range" statistics include populated weighted values for Denver, Boulder, Colorado Springs, Fort Collins, and Greeley MSAs. Deposit data as of 30-Jun-15. Front Range unemployment based on a weighted average unemployment and 2016 population for each MSA.
[1] HHI projections based on current dollar values (inflation adjusted).
[2] FHFA home price index based on quarterly all-transaction data as of 31-Mar-16.
[3] Based on U.S. Top 20 MSAs, population weighted (determined by population).

27

National Bank Holdings CORPORATION

[LOGO]

Reconciliation of Non-GAAP Measures

($ in millions)

	As of and for the Three Months Ended			As of and for the Six Months Ended	As of and for the Years Ended	
	30-Jun-15	31-Dec-15	30-Jun-16	30-Jun-16	31-Dec-14	31-Dec-15
Return on Average Tangible Assets and Return on Tangible Equity:						
Net income (loss)	$ (1.3)	$ 3.3	$ 4.5	$ 4.8	$ 9.2	$ 4.9
Add: impact of core deposit intangible amortization expense, after tax	0.8	0.8	0.8	1.6	3.3	3.3
Net income (loss) adjusted for impact of core deposit intangible amortization expense, after tax (non-GAAP)	$ (0.5)	$ 4.1	$ 5.3	$ 6.4	$ 12.5	$ 8.2
Income (loss) before income taxes FTE (non-GAAP)	$ (1.0)	$ 8.6	$ 6.5	$ 7.9	$ 13.3	$ 10.6
Add: impact of core deposit intangible amortization expense, before tax	1.3	1.4	1.4	2.7	5.3	5.4
Add: provision for loan losses	1.9	5.4	6.5	17.1	6.2	12.4
FTE income adjusted for impact of core deposit intangible amortization expense and provision (non-GAAP)	$ 3.1	$ 15.4	$ 14.4	$ 14.4	$ 24.8	$ 28.5
Average assets	$ 4,868.8	$ 4,723.1	$ 4,783.3	$ 4,708.0	$ 4,867.9	$ 4,831.1
Less: average goodwill and intangible assets	(67.7)	(65.0)	(61.4)	(62.1)	(73.1)	(66.6)
Average tangible assets (non-GAAP)	$ 4,801.2	$ 4,658.1	$ 4,721.9	$ 4,645.9	$ 4,794.8	$ 4,764.5
Average shareholders' equity	$ 742.1	$ 622.2	$ 601.1	$ 608.7	$ 860.7	$ 701.5
Less: average goodwill and intangible assets	(67.7)	(65.0)	(61.4)	(62.1)	(73.1)	(66.6)
Average tangible common equity (non-GAAP)	$ 674.5	$ 557.2	$ 539.7	$ 546.6	$ 787.6	$ 634.9
Return on average assets	-0.11%	0.28%	0.38%	0.20%	0.19%	0.10%
Return on average tangible assets (non-GAAP)	-0.04%	0.36%	0.45%	0.28%	0.26%	0.17%
Return on average tangible assets pre-tax pre-provision	0.26%	1.31%	1.22%	1.20%	0.52%	0.60%
Return on average equity	-0.72%	2.13%	3.01%	1.57%	1.07%	0.70%
Return on average tangible common equity (non-GAAP)	-0.31%	2.97%	3.98%	2.36%	1.58%	1.29%
Fully Taxable Equivalent Yield on Earning Assets and Net Interest Margin:						
Interest income	$ 42.5	$ 43.5	$ 38.5	$ 80.0	$ 184.7	$ 171.4
Add: impact of taxable equivalent adjustment	0.6	0.9	1.0	2.0	0.9	2.7
Interest income, fully taxable equivalent (non-GAAP)	$ 43.1	$ 44.4	$ 39.5	$ 82.0	$ 185.6	$ 174.1
Net interest income	$ 38.9	$ 39.9	$ 34.8	$ 72.8	$ 170.2	$ 156.9
Add: impact of taxable equivalent adjustment	0.55	0.90	1.04	2.00	0.90	2.70
Net interest income, fully taxable equivalent (non-GAAP)	$ 39.4	$ 40.8	$ 35.8	$ 74.8	$ 171.1	$ 159.6
Average earning assets	$ 4,476.9	$ 4,348.5	$ 4,415.8	$ 4,338.5	$ 4,446.9	$ 4,439.1
Yield on earning assets	3.81%	3.97%	3.50%	3.71%	4.15%	3.86%
Yield on earning assets, fully taxable equivalent (non-GAAP)	3.86%	4.05%	3.60%	3.80%	4.17%	3.92%
Net interest margin	3.48%	3.64%	3.17%	3.37%	3.83%	3.54%
Net interest margin, fully taxable equivalent (non-GAAP)	3.53%	3.73%	3.26%	3.47%	3.85%	3.60%

29

National Bank Holdings CORPORATION

($ in millions) Reconciliation of Non-GAAP Measures (cont’d) 30-Jun-15 31-Dec-15 31-Dec-13 31-Dec-14 31-Dec-15 Net interest income 38.9 $ 39.9 $ 179.0 $ 170.2 $ 156.9 $ Add: impact of taxable equivalent adjustment 0.6 0.9 - 0.9 2.7 Adjusted net interest income, fully taxable equivalent (non-GAAP) 39.4 $ 40.8 $ 179.0 $ 171.1 $ 159.6 $ Non-interest (expense) income 2.7 $ 15.4 $ 20.2 (1.7) $ 21.4 $ Gain on sale of previously charged-off acquired loans (0.0) (0.5) (1.4) (0.7) (0.6) Impact of OREO related write-ups and other income (0.2) (1.5) (4.8) (3.8) (2.4) Bargain purchase gain - - - - (1.0) FDIC indemnification asset amortization/gain on termination 7.3 (4.9) 19.0 27.7 15.9 FDIC loss sharing income (expense) (1.1) - (2.8) 8.8 (0.3) Adjusted non-interest income (non-GAAP) 8.7 $ 8.6 $ 30.2 $ 30.3 $ 33.0 $ 30-Jun-15 30-Jun-16 Non-interest income 2.3 $ 18.4 $ Add: FDIC indemnification asset amortization 14.9 - Add: FDIC loss sharing income (0.3) - Less: gain on sale of previously charged-off acquired loans (0.1) - Less: impact of OREO related write-ups and other income (0.7) - Less: gain on sale of building - (1.8) Adjusted non-interest income (non-GAAP) 16.1 $ 16.6 $ As of and for the Six Months Ended As of and for the Three Months Ended Years Ended As of and for the

Reconciliation of Non-GAAP Measures (cont'd)

($ in millions, except per share)

	As of and for the Three Months Ended			As of and for the Years Ended		As of and for the Six Months Ended
	30-Jun-15	31-Dec-15	30-Jun-16	31-Dec-14	31-Dec-15	30-Jun-16
Adjustments to diluted earnings per share:						
Income (loss) per share - diluted	$ (0.04)	$ 0.11	$ 0.15	$ 0.22	$ 0.14	$ 0.16
Adjustments to diluted earnings per share (non-GAAP)[1]	0.20	0.05	0.06	0.45	0.51	0.05
Adjusted diluted earnings per share (non-GAAP)	$ 0.16	$ 0.16	$ 0.21	$ 0.67	$ 0.65	$ 0.21
Adjustments to return on average tangible assets:						
Annualized adjustments to net income (non-GAAP)[1]	$ 28.9	$ 5.7	$ 6.3	$ 19.1	$ 17.6	$ 16.5
Divided by: average tangible assets (non-GAAP)	4,801	4,658	4,722	4,795	4,765	4,646
Adjustments to return on average tangible assets (non-GAAP)	0.60%	0.12%	0.13%	0.40%	0.37%	0.35%
Return on average tangible assets (non-GAAP)	-0.04%	0.36%	0.45%	0.26%	0.17%	0.28%
Adjusted return on average tangible assets (non-GAAP)	0.56%	0.48%	0.58%	0.66%	0.54%	0.63%
Adjustments to net income (loss):						
Net income (loss)	$ (1.3)	$ 3.4	$ 4.5	$ 9.2	$ 4.9	$ 4.8
Adjustments to net income (loss) (non-GAAP)[1]	7.2	1.4	1.6	19.1	17.6	8.2
Adjusted net income (non-GAAP)	$ 5.9	$ 4.8	$ 6.1	$ 28.3	$ 22.5	$ 12.9
(1) Adjustments						
Provision for loan losses	$ -	$ -	$ 4.3	$ -	$ -	$ 15.0
Non-interest income adjustments:						
Gain on recoveries of previously charged-off acquired loans	$ (0.0)	$ (0.5)	$ -	$ (0.7)	$ (0.6)	$ -
OREO related write-ups and other income	(0.2)	(1.5)	-	(3.8)	(2.4)	-
Bargain purchase gain	-	-	-	-	(1.0)	-
FDIC indemnification asset amortization/ gain on termination	7.3	(4.9)	-	27.7	15.9	-
Other FDIC loss sharing expense (income)	(1.1)	-	-	8.8	(0.3)	-
Gain on sale of building	-	-	(1.8)	-	-	(1.8)
Total non-interest income adjustments (non-GAAP)	$ 5.9	$ (6.9)	$ (1.8)	$ 32.0	$ 11.6	$ (1.8)
Non-interest expense adjustments						
Problem asset workout expense	$ (1.1)	$ (1.4)	$ -	$ 1.9	$ (4.5)	$ -
Impact of change in fair value of warrant liabilities	(0.5)	(0.5)	-	2.9	(0.1)	-
Contract termination expense	-	-	-	(4.1)	-	-
Severance expenses	-	(1.0)	-	-	(1.0)	-
Banking center closure related expenses	(1.1)	(0.3)	-	-	(1.4)	-
Conversion related expenses	(0.2)	(1.7)	-	-	(3.0)	-
Acquisition related expenses	-	(0.2)	-	-	(0.7)	-
Total non-interest expense adjustments (non-GAAP)	$ (2.9)	$ (5.1)	$ -	$ 0.7	$ (10.7)	$ -
Pre-tax adjustments	8.8	(1.8)	2.5	31.3	22.3	13.2
Collective tax expense impact at 38%	(1.6)	3.2	(1.0)	(12.2)	(4.7)	(5.0)
Adjustments to net income (non-GAAP)	$ 7.2	$ 1.4	$ 1.6	$ 19.1	$ 17.6	$ 8.2

31

National Bank Holdings CORPORATION

Reconciliation of Non-GAAP Measures (cont'd)

($ in millions, except per share)

	As of and for the Three Months Ended			As of and for the Six Months Ended
	30-Jun-15	31-Dec-15	30-Jun-16	30-Jun-16
Common book value per share calculations:				
Total shareholders' equity	718.3	617.5	598.9	
Divided by: ending shares outstanding	35,053,339	30,358,509	28,810,883	
Common book value per share	$ 20.49	$ 20.34	$ 20.79	
Tangible common equity calculations:				
Total shareholders' equity	$ 718.3	$ 617.5	$ 598.9	
Less goodwill and intangible assets, net	(73.8)	(72.1)	(69.3)	
Add: deferred tax liability related to goodwill	7.0	7.8	8.5	
Tangible common equity (non-GAAP)	$ 651.5	$ 553.2	$ 538.1	
Tangible common book value per share calculations:				
Tangible common equity (non-GAAP)	$ 651.5	$ 553.2	$ 538.1	
Divided by: ending shares outstanding	35,053,339	30,358,509	28,810,883	
Tangible common book value per share (non-GAAP)	$ 18.59	$ 18.22	$ 18.68	
Adjusted pre-tax, pre-provision return on average tangible assets calculations:				
Pre-tax income	$ (0.6)	$ 3.3	$ 6.5	$ 7.9
Intangible asset amortization	1.3	1.3	1.4	2.7
Gain on sale of previously charged-off acquired loans	(0.1)	(0.5)	-	-
Impact of OREO related write-ups and other income	(0.2)	(1.5)	-	-
FDIC indemnification asset amortization/gain on termination	7.3	(4.9)	-	-
FDIC loss sharing expense	(1.1)	-	-	-
OREO expenses	0.4	-	-	-
Impact of change in fair value of warrant liabilities	0.5	0.5	-	-
Problem asset workout expense	0.7	1.4	-	-
Severance expenses	-	1.0	-	-
Banking center closure related expenses	1.1	0.3	-	-
Conversion related expenses	-	1.7	-	-
Acquisition related expenses	-	0.2	-	-
Gain on sale of building	-	-	(1.8)	(1.8)
Provision for loan losses	1.9	5.4	6.5	17.1
Adjusted pre-tax pre-provision income (non-GAAP)	$ 11.2	$ 8.3	$ 12.6	$ 26.0
Annualized adjusted pre-tax pre-provision income (non-GAAP)	$ 45.1	$ 32.9	$ 50.5	$ 52.2
Average tangible assets	$ 4,801.2	$ 4,658.2	$ 4,721.9	$ 4,645.9
Adjusted pre-tax, pre-provision return on average tangible assets (non-GAAP)	0.94%	0.71%	1.07%	1.12%
Adjusted return on average tangible assets (non-GAAP)				0.63%
Return on average assets				0.20%
Pre-tax, pre-provision return on average tangible assets (non-GAAP)				1.20%

32

National Bank Holdings CORPORATION